Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Business Development Solutions, Inc. (the "Company") certifies that the quarterly report on Form 10-QSB of the Company for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2006

/s/ Shu Keung Chui
Shu Keung Chui
Chief Financial Officer and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Business Development Solutions Inc. and will be retained by Business Development Solutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.